蜂鸟
HUMMER

安徽蜂鸟电机有限公司
ANHUI HUMMER DYNAMO CO.,LTD

To: whom it may concern

Dated:June 27,2012

Statement

We hereby certify that Greenwind NRG Inc. owes no money to us, Anhui Hummer Dynamo Co.,Ltd. as of today.

安徽蜂鸟电机有限公司
ANHUI HUMMER DYNAMO CO., LTD.

Anhui Hummer Dynamo Co.,Ltd.

June.,27,2012

Add: Room 302, E2 building, Hua Yi Industrial Park, Hefei, Anhui, P. R. China
Tel: 0086-551-3441230/3441231 Fax: 0086-551-3442991 http: www.chinahummer.cn